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                                                                 EXHIBIT 10.34.1

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                            dated as of June 20, 2003


                                      among


                     AMERICREDIT MTN RECEIVABLES TRUST III,

                                  as Purchaser,


                      AMERICREDIT FINANCIAL SERVICES, INC.,

                           individually and as Seller


                            AMERICREDIT MTN CORP. III

                                    as Seller

                           MBIA INSURANCE CORPORATION

                                 as Note Insurer

                                       and

                               JPMORGAN CHASE BANK

                               as Collateral Agent


                    to MASTER RECEIVABLES PURCHASE AGREEMENT

                          dated as of February 25, 2002

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        THIS AMENDMENT NO. 1, dated as of June 20, 2003 to the MASTER
RECEIVABLES PURCHASE AGREEMENT, dated as of February 25, 2002 (this "Amendment") is among AMERICREDIT MTN RECEIVABLES TRUST III (the "Purchaser"), AMERICREDIT MTN CORP. III (the "Seller"), and AMERICREDIT FINANCIAL SERVICES, INC., ("the "Seller"), and as consented to by JPMORGAN CHASE BANK, as the Collateral Agent, and MBIA INSURANCE CORPORATION, as the Note Insurer.

        WHEREAS, the Purchaser, the Collateral Agent and the Sellers entered into a Master Receivables Purchase Agreement dated as of February 25, 2002 relating to the $500,000,000 AmeriCredit MTN Receivables Trust III Note;

        WHEREAS, Section 7.4(b) of the Master Receivables Purchase Agreement permits amendment of the Master Receivables Purchase Agreement by the Sellers and the Purchaser with the consent of the Collateral Agent and of the Note Insurer (the "Parties"), in accordance with the Security Agreement;

        WHEREAS, the Parties wish to amend the Master Receivables Purchase Agreement as provided herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree that the Master Receivables Purchase Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Amendment to Section 1.2 (Specific Terms)

        Section 1.2 is amended by adding the following definition:

        "Related Security" means with respect to any Receivable:

                (i) all of the Sellers' interest in the Financed Vehicles (including repossessed vehicles) or in any document or writing evidencing any security interest in any Financed Vehicle and all of the Sellers' interest in all rights to payment under all insurance contracts with respect to a Financed Vehicle, including, without limitation, any monies collected from whatever source in connection with any default of an Obligor with respect to a Financed Vehicle and any proceeds from claims or refunds of premiums on any physical damage, lender's single interest, credit life, disability and hospitalization insurance policies covering Financed Vehicles or Obligors;

                (ii) all of the Sellers' interest in all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related thereto or otherwise, together with all financing statements signed by an Obligor and security agreements describing any collateral securing such Contract;

                (iii) all of the Sellers' interest in all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

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                (iv) all of the Sellers' interest in all rights to payment under all service contracts and other contracts and agreements associated with such Receivables and all of the Sellers' interest in all recourse rights against the dealers (excluding any rights in any dealer reserve);

                (v) all of the Sellers' interest in all Records, documents and writings evidencing or related to such Receivables or the Contracts;

                (vi) all of the Sellers' interest, rights and remedies under this Agreement; and

                (vii) all Proceeds of the foregoing.

        Section 2. Separate Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

        Section 4. Binding Effect; Ratification.

                (a) This Amendment shall become effective as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

                (b) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Master Receivables Purchase Agreement, and (ii) each reference in any Transaction Document (as defined in the Insurance Agreement) to the Master Receivables Purchase Agreement shall mean and be a reference to the Master Receivables Purchase Agreement as amended hereby.

                (c) Except as expressly amended hereby, all provisions of the Master Receivables Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

                            [Signature Pages Follow]

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        IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date set forth on the first page hereof.

                                        AMERICREDIT MTN RECEIVABLES TRUST III

                                        By:  DEUTSCHE  BANK TRUST COMPANY
                                        DELAWARE, not in its individual capacity
                                        but solely as Trustee on behalf of the
                                        Trust

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                        AMERICREDIT FINANCIAL SERVICES, INC., as
                                        Seller

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

                                        AMERICREDIT MTN CORP. III, as Seller

                                        By:
                                            ----------------------------
                                            Name:
                                            Title:

As consented to by:

JP MORGAN CHASE BANK, as
 Collateral Agent

By:
    ----------------------------
    Name:
    Title:

MBIA INSURANCE CORPORATION,
 as Note Insurer

By:
    ----------------------------
    Name:
    Title: